AMENDMENT NO. 1 TO REVOLVING OPERATING NOTE

THIS AMENDMENT NO. 1 TO REVOLVING OPERATING NOTE is made and entered into effective September 25, 2009, by and between **NORTHWEST FARM CREDIT SERVICES, PCA** ("Lender") and **POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP** ("Borrower").

RECITALS

WHEREAS, Borrower and Lender entered into a Revolving Operating Note dated July 31, 2008 (herein, as at any time amended, extended, restated, renewed, supplemented or modified, the "Note") and certain related loan documents referenced as Loan No. 56548-811, (herein, as at any time amended, extended, restated, renewed, supplemented or modified, collectively the "Loan Documents");

WHEREAS, Borrower and Lender have agreed to reduce the commitment amount of the Loan as a condition to financing from an affiliate of Lender; and

WHEREAS, Borrower and Lender desire to modify the Note for the purposes stated herein.

NOW, THEREFORE, for good and valuable consideration, Borrower and Lender agree as follows:

1. Except as expressly modified or changed herein, all terms and conditions of the Note and the other Loan Documents shall remain in full force and effect and shall not be changed hereunder.

2. The "Total Commitment Amount" identified in the introductory paragraph of the Note is hereby amended, in its entirety, to provide as follows:

Thirty Five Million and no/100's Dollars ($35,000,000.00)

3. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. This Amendment shall not constitute a novation and shall in no way adversely affect or impair the lien priority of the Loan Documents. Each of the Loan Documents shall remain in effect and is valid, binding and enforceable according to its terms, except as modified by this Amendment. Time is of the essence in the performance of the Loan Documents. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower and Lender.

In Witness Whereof, the parties hereto have duly executed this Amendment to be effective as of the date first above written.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

LENDER:
NORTHWEST FARM CREDIT SERVICES, PCA

By: Gina Bryan
Authorized Agent

BORROWER:
POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP
By: Pope MGP, Inc., a Delaware corporation, its Managing General Partner

By: Thomas M. Ringo
Name: Thomas M. Ringo
Title: Vice President and Chief Financial Officer

L:\Lgl\Lgl1\Pope Resources\2009\Amendment No 1 to Note_56548-811_Sep 2009.doc